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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): JULY 11, 1997 (June 30, 1997)





                           FELCOR SUITE HOTELS, INC.
              (Exact name of registrant specified in its charter)




        MARYLAND                       0-24250              72-2541756
(State or other jurisdiction         (Commission           (IRS Employer
    of incorporation)                File Number)       Identification No.)





          545 E. JOHN CARPENTER FREEWAY, SUITE 1300, IRVING, TEXAS      75062
                   (Address of principal executive offices)           (Zip Code)




      Registrant's telephone number, including area code:  (972) 444-4900

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         This Current Report on Form 8-K is filed to report the purchase of five hotels from ITT Sheraton Corporation, an unrelated party, on June 30, 1997 by FelCor Suites Limited Partnership (the "Partnership"), of which FelCor Suite Hotels, Inc. (the "Company") is the sole general partner. The aggregate purchase price for the five hotels was $200 million. These funds were provided from a public offering of the Company's Common Stock, as further described below.

         Upon their acquisition, each of the five hotels was leased to FCH/SH Leasing, L.L.C. (the "Lessee") pursuant to a percentage lease that is substantially similar to the Partnership's other hotel leases. The hotels will continue to be operated as Sheraton(R) hotels, and the Lessee has engaged an affiliate of ITT Sheraton Corporation to manage such hotels on its behalf and under its supervision.

         The following sets forth a brief description of each of the five hotels purchased:


Atlanta (Airport), Georgia  . . . . . . .  This 12-story, 395-room Sheraton
                                           Gateway hotel is located near
                                           Hartsfield International Airport in
                                           Atlanta, Georgia and was opened in
                                           1986. This hotel is attached to the
                                           Georgia International Convention
                                           Center.

Atlanta (Galleria), Georgia . . . . . . .  This 17-story, 278-suite Sheraton
                                           Suites hotel is located adjacent to
                                           the Cumberland Mall and Cobb
                                           Galleria Convention Centre in
                                           Atlanta, Georgia.  The hotel opened
                                           in 1990.

Chicago (O'Hare Airport), Illinois  . . .  This 11-story, 297-suite Sheraton
                                           Suites Hotel is located in Rosemont,
                                           Illinois near Chicago's O'Hare
                                           International Airport. The hotel
                                           opened in 1986.

Dallas, (Park Central), Texas . . . . . .  This 20-story, 545 room Sheraton hotel is located near the
                                           intersection of I-635 and U.S. 75 in
                                           Dallas, Texas.  The hotel opened in
                                           1983 and offers 28 meeting rooms with
                                           an aggregate of approximately 28,000
                                           sq. ft. of meeting space. The Grand
                                           Ballroom will accommodate up to 2,000
                                           guests.

Phoenix (Crescent), Arizona . . . . . . .  This eight-story, 342-room Sheraton
                                           Crescent hotel is located adjacent to
                                           Metrocenter, one of Arizona's largest
                                           shopping and entertainment complexes,
                                           in Phoenix, Arizona. The hotel opened
                                           in 1986.  This hotel offers 17
                                           meeting rooms with an aggregate of
                                           approximately 28,000 sq. ft. of
                                           meeting space and can accommodate
                                           groups of up to 1,000.





                                       2
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         The purchase price of these five hotels was funded primarily from the net proceeds of the Company's underwritten public offering of 10,200,000 shares of its Common Stock pursuant to its Prospectus Supplement dated June 24, 1997 to Prospectus dated May 14, 1997. The shares were sold at a price to the public of $35.625 per share, resulting in net proceeds to the Company of approximately $354 million. The net proceeds from the public offering, exclusive of approximately $41.7 million used to repurchase 1.2 million previously outstanding shares of Common Stock, were contributed by the Company to the Partnership in exchange for additional units of general partner interest in the Partnership. Of the 10,200,000 shares sold in the public offering, 8,160,000 were initially offered in the United States and Canada by certain U.S. Underwriters, for whom Morgan Stanley & Co. Incorporated, Smith Barney Inc., Alex. Brown & Sons Incorporated, Montgomery Securities, PaineWebber Incorporated and Salomon Brothers, Inc. acted as U.S. Representatives, and 2,040,000 were initially offered outside the United States and Canada by certain International Underwriters, for whom Morgan Stanley & Co. International Limited, Smith Barney Inc., Alex. Brown and Sons Incorporated, Montgomery Securities, PaineWebber International (U.K.) Ltd. and Salomon Brothers International Limited acted as International Representatives. A copy of the Underwriting Agreement relating to such public offering has been filed as an exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Pursuant to Item 7(a)(4), the Company hereby reports that it is unable to provide herewith the required financial statements for the acquisition of the hotels described in Item 2 above and that it will file such required financial statements as soon as they are available. The Company expects to file the required financial statements as an amendment to this Form 8-K as soon as practicable, but in any event not later than August 29, 1997.

         (b)     PRO FORMA FINANCIAL INFORMATION.

         Pursuant to Item 7(b)(2), the Company hereby reports that it is unable to provide herewith the required pro forma financial information relative to the hotels acquired as described in Item 2 above. The Company will provide such pro forma financial information at the same time it provides the financial information required by Item 7(a) above.

         (c)     EXHIBITS.

Exhibit
Number                          Description of Exhibit
------                          ----------------------
1            --       Underwriting Agreement dated June 24, 1997, between the
                      Company and the underwriters named therein.


3.1.2        --       Articles of Amendment dated June 16, 1997.


10.24        --       Contract for Purchase and Sale of Hotels, dated as of
                      June 5, 1997, by and among ITT Sheraton Corporation,
                      Sheraton Savannah Corp., Sheraton Peachtree Corp.,
                      Sheraton Crescent Corp., Sheraton Dallas Corp., Sheraton
                      Gateway Suites O'Hare Investment Partnership and FelCor
                      Suites Limited Partnership.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 11, 1997


                                        FELCOR SUITE HOTELS, INC.



                                        By:     /s/ Lester C. Johnson
                                            -----------------------------------
                                                    Lester C. Johnson
                                                Vice President/Controller





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                              INDEX TO EXHIBITS



Exhibit
Number                          Description
------                          -----------
1            --       Underwriting Agreement dated June 24, 1997, between the
                      Company and the underwriters named therein.


3.1.2        --       Articles of Amendment dated June 16, 1997.


10.24        --       Contract for Purchase and Sale of Hotels, dated as of
                      June 5, 1997, by and among ITT Sheraton Corporation,
                      Sheraton Savannah Corp., Sheraton Peachtree Corp.,
                      Sheraton Crescent Corp., Sheraton Dallas Corp., Sheraton
                      Gateway Suites O'Hare Investment Partnership and FelCor
                      Suites Limited Partnership.